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                                                                   EXHIBIT 23.1


CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in this Annual Report on Form 10-K/A of Stressgen Biotechnologies Corporation of our report dated February 9, 2001 included in
Item 8.


/s/ Deloitte & Touche LLP

Chartered Accountants

Vancouver, BC
April 9, 2001